UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008

CAPITAL CITY BANK GROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (850) 671-0300

___________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAPITAL CITY BANK GROUP, INC.

FORM 8-K
CURRENT REPORT

Item 8.01.        Other Events.

Capital City Bank Group, Inc. (the “Company”) expects to report a first quarter 2008 pre-tax cash gain of approximately $2.4 million on the partial redemption of its equity interest in Visa Inc.  In addition, the Company expects to reverse approximately $1.1 million of indemnification liabilities related to certain Visa litigation, which the Company has referred to as the Covered Litigation, established in the fourth quarter 2007.  As a result, the Company’s first quarter 2008 results are expected to benefit from these events by approximately $2.2 million after-tax, equivalent to $0.13 per diluted share.

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Form 8-K are based on current plans and expectations that are subject to uncertainties and risks, which could cause the Company’s future results to differ materially.  The following factors, among others, could cause the Company’s actual results to differ: the frequency and magnitude of foreclosure of the Company’s loans; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the accuracy of the Company’s financial statement estimates and assumptions, including the estimate for the Company’s loan loss provision; the Company’s ability to integrate acquisitions; the strength of the U.S. economy and the local economies where the Company conducts operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets; legislative or regulatory changes; customer acceptance of third-party products and services; increased competition and its effect on pricing; technological changes; the effects of security breaches and computer viruses that may affect the Company’s computer systems; changes in consumer spending and savings habits; the Company’s growth and profitability; changes in accounting; and the Company’s ability to manage the risks involved in the foregoing.  Additional factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and the Company’s other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).  Forward-looking statements in this Form 8-K speak only as of the date of the Form 8-K, and the Company assumes no obligation to update forward-looking statements or the reasons why actual results could differ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: April 3, 2008	By:
J. Kimbrough Davis
Executive Vice President
and Chief Financial Officer